UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 1, 2010 (April 14, 2010)

DRAGON ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52132	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Floor 28, Block C
Longhai Mingzhu Building
No.182 Haier Road
Qingdao 266000
People’s Republic of China
(Address of principal executive offices)

(86) 532 8099 7969
(Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

On April 19, 2010, Dragon Acquisition Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (the “SEC”) disclosing the consummation of a share exchange transaction (the “Share Exchange”) with Leewell Investment Group Limited, a Hong Kong company (“Leewell”), Longhai Holdings Company Limited (“Longhai Holdings”), the sole shareholder of Leewell, and Mr. Antoine Cheng, the sole shareholder of Longhai Holdings, pursuant to which the Company acquired 100% of the issued and outstanding capital stock of Leewell in exchange for 29,235,000 ordinary shares, which constituted 94.31% of the Company’s issued and outstanding ordinary shares on a fully-diluted basis as of and immediately after the consummation of the Share Exchange. The Company reported that, for accounting purposes, the Share Exchange was treated as a reverse acquisition, with Leewell as the acquirer and the Company as the acquired party.

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Leewell, the accounting acquirer, including its consolidated financial statements for the three months ended March 25, 2010 and 2009, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer.

Accordingly, the Company is filing herewith as Exhibit 99.1 the information that would be included in a Quarterly Report on Form 10-Q for the period ended March 25, 2010 if Leewell were to file such form. Please note that the information provided in Exhibit 99.1 relates to the combined enterprises after the Share Exchange, except that information relating to periods prior to the date of the Share Exchange only relate to Leewell and its consolidated subsidiaries unless otherwise specifically indicated.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired

Included in Exhibit 99.1 filed herewith are unaudited consolidated financial statements of Leewell Investment Group Limited for the three months ended March 25, 2010 and 2009. The Original Filing included the audited consolidated financial statements of Leewell Investment Group Limited for the years ended December 25, 2009, 2008 and 2007.

(b)           Pro Forma Financial Information

The Original Filing also included unaudited pro forma combined financial information of Dragon Acquisition Corporation and its subsidiaries.

(d)           Exhibits

Exhibit No.	Description
2.1

Share Exchange Agreement, dated April 14, 2010, by and among the Company, Leewell Investment Group Limited, Longhai Holdings Company Limited and its shareholder [incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

3.1	Memorandum of Association of the Company [incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 10 filed on July 14, 2006]
3.2	Articles of Association of the Company [incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form 10 filed on July 14, 2006]
4.1	Form of Investor Warrant, issued April 14, 2010 [incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.1	Form of Subscription Agreement, dated April 14, 2010 [incorporated by reference to Exhibit 10.1 to the

Exhibit No.	Description
Company’s Current Report on Form 8-K filed on April 19, 2010]
10.2

Make Good Escrow Agreement, dated April 14, 2010, by and among the Company, Longhai Holdings Company Limited, Access America Investments, LLC and Collateral Agents, LLC, as escrow agent [incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.3

Holdback Escrow Agreement, dated April 14, 2010, by and among the Company, Brean Murray, Carret & Co., LLC, Access America Investments, LLC and Collateral Agents, LLC, as escrow agent [incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.4

Investor Relations Escrow Agreement, dated April 14, 2010, by and among the Company, Brean Murray, Carret & Co., LLC, Access America Investments, LLC and Collateral Agents, LLC, as escrow agent [incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.5	Form of Lockup Agreement, dated April 14, 2010 [incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.6

Share Purchase Agreement, dated September 5, 2007, between Zhang Weiqing and Leewell Investment Group Limited (English Translation) [incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.7

Share Purchase Agreement, dated September 5, 2007, between Cheng Xiaoyan and Leewell Investment Group Limited (English Translation) [incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.8

Share Purchase Agreement, dated January 19, 2008, among Cheng Defeng, Wang Yingchun and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.9

Share Purchase Agreement, dated January 22, 2008, between Zhang Weiqing and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.10

Share Purchase Agreement, dated January 23, 2008, among Cheng Defeng, Miao Shuangji and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.11

Share Purchase Agreement, dated January 24, 2008, among Li Jie, Li Keyu, Liu Fangyu, Wang Meiling, Jiang Guo, Qingdao Longhai Investment Group and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.12

Share Purchase Agreement, dated August 27, 2008, among Qingdao Longhai Investment Group, Qingdao Longhai Luqiao Co., Ltd, Gao Xuling and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.13

Share Purchase Agreement, dated August 28, 2008, between Qingdao Pingdu Xinyuan Real Estate Development Co., Ltd and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.14

Share Purchase Agreement, dated August 29, 2008, among Qingdao Hexiang Fuzhuang Ltd, Qingdao Fuhai Fangzhi Ltd and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.15

Share Purchase Agreement, dated June 25, 2009, among Qingdao Longhai Investment Group, Wang Hongde and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

Exhibit No.	Description
10.16

Share Purchase Agreement, dated September 25, 2009, among Wang Yingchun, Wang Jinghua and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.17

Construction Contact, dated April 11, 2009, between Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd. and Shanghai Baogang Construction Engineering Corporation (English Translation) [incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.18

Construction Contract, dated October 8, 2006, between Qingdao Xudong Real Estate Development Co., Ltd. and Qingdao Longhai Construction Group Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.19

Construction Contract, dated July 26, 2006, between Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd. and Qingdao Longhai Construction Group Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.20

Construction Contract, dated April 23, 2004, between Weifang Longhai Zhiye Co., Ltd. and Qingdao Zhongxin Construction Group Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.21

Construction Supervision Contract, dated August 21, 2009, between Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd. and Weihai Tianhen Project Consulting Management Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.22	Form of Construction Contract (English Translation) [incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.23	Form of Sales Agent Agreement (English Translation) [incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.24

Loan Agreement, dated November 30, 2009, between Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd. and China Construction Bank, Weihai Branch (English Translation) [incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.25

Loan Agreement, dated November 21, 2008, between Caoxian Industrial Properties Co., Ltd. and China Construction Bank, Caoxian Branch (English Translation) [incorporated by reference to Exhibit 10.25 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.26

Loan Agreement, dated May 28, 2007, between Qingdao Xudong Real Estate Development Co., Ltd. and Industrial and Commercial Bank of China, Qingdao Chengyang Branch (English Translation) [incorporated by reference to Exhibit 10.26 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.27	Form of Employment Agreement (English Translation) [incorporated by reference to Exhibit 10.27 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.28

Employment Agreement, dated June 28, 2007, between Qingdao Oumei Real Estate Development Co., Ltd. and Weiqing Zhang (English Translation) [incorporated by reference to Exhibit 10.28 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.29

Employment Agreement, dated July 23, 2007, between Qingdao Oumei Real Estate Development Co., Ltd. and Yang Chen (English Translation) [incorporated by reference to Exhibit 10.29 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.30

Employment Agreement, dated August 25, 2007, between Qingdao Oumei Real Estate Development Co., Ltd. and Zhongbo Zhou (English Translation) [incorporated by reference to Exhibit 10.30 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.31	Employment Agreement, dated August 20, 2007, between Qingdao Oumei Real Estate Development Co., Ltd. and Yalei Chen (English Translation) [incorporated by reference to Exhibit 10.31 to the Company’s

Exhibit No.	Description
Current Report on Form 8-K filed on April 19, 2010]
21	Subsidiaries of the Company [incorporated by reference to Exhibit 21 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
99.1*	Form 10-Q Disclosure Information

*Filed herewith

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2010

DRAGON ACQUISITION CORPORATION

By: /s/ Weiqing Zhang
Weiqing Zhang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Share Exchange Agreement, dated April 14, 2010, by and among the Company, Leewell Investment Group Limited, Longhai Holdings Company Limited and its shareholder [incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

3.1	Memorandum of Association of the Company [incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 10 filed on July 14, 2006]
3.2	Articles of Association of the Company [incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form 10 filed on July 14, 2006]
4.1	Form of Investor Warrant, issued April 14, 2010 [incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.1	Form of Subscription Agreement, dated April 14, 2010 [incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.2

Make Good Escrow Agreement, dated April 14, 2010, by and among the Company, Longhai Holdings Company Limited, Access America Investments, LLC and Collateral Agents, LLC, as escrow agent [incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.3

Holdback Escrow Agreement, dated April 14, 2010, by and among the Company, Brean Murray, Carret & Co., LLC, Access America Investments, LLC and Collateral Agents, LLC, as escrow agent [incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.4

Investor Relations Escrow Agreement, dated April 14, 2010, by and among the Company, Brean Murray, Carret & Co., LLC, Access America Investments, LLC and Collateral Agents, LLC, as escrow agent [incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.5	Form of Lockup Agreement, dated April 14, 2010 [incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.6

Share Purchase Agreement, dated September 5, 2007, between Zhang Weiqing and Leewell Investment Group Limited (English Translation) [incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.7

Share Purchase Agreement, dated September 5, 2007, between Cheng Xiaoyan and Leewell Investment Group Limited (English Translation) [incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.8

Share Purchase Agreement, dated January 19, 2008, among Cheng Defeng, Wang Yingchun and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.9

Share Purchase Agreement, dated January 22, 2008, between Zhang Weiqing and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.10

Share Purchase Agreement, dated January 23, 2008, among Cheng Defeng, Miao Shuangji and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.11

Share Purchase Agreement, dated January 24, 2008, among Li Jie, Li Keyu, Liu Fangyu, Wang Meiling, Jiang Guo, Qingdao Longhai Investment Group and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.12

Share Purchase Agreement, dated August 27, 2008, among Qingdao Longhai Investment Group, Qingdao Longhai Luqiao Co., Ltd, Gao Xuling and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K

Exhibit No.	Description
filed on April 19, 2010]
10.13

Share Purchase Agreement, dated August 28, 2008, between Qingdao Pingdu Xinyuan Real Estate Development Co., Ltd and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.14

Share Purchase Agreement, dated August 29, 2008, among Qingdao Hexiang Fuzhuang Ltd, Qingdao Fuhai Fangzhi Ltd and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.15

Share Purchase Agreement, dated June 25, 2009, among Qingdao Longhai Investment Group, Wang Hongde and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.16

Share Purchase Agreement, dated September 25, 2009, among Wang Yingchun, Wang Jinghua and Qingdao Oumei Real Estate Development Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.17

Construction Contact, dated April 11, 2009, between Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd. and Shanghai Baogang Construction Engineering Corporation (English Translation) [incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.18

Construction Contract, dated October 8, 2006, between Qingdao Xudong Real Estate Development Co., Ltd. and Qingdao Longhai Construction Group Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.19

Construction Contract, dated July 26, 2006, between Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd. and Qingdao Longhai Construction Group Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.20

Construction Contract, dated April 23, 2004, between Weifang Longhai Zhiye Co., Ltd. and Qingdao Zhongxin Construction Group Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.21

Construction Supervision Contract, dated August 21, 2009, between Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd. and Weihai Tianhen Project Consulting Management Co., Ltd. (English Translation) [incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.22	Form of Construction Contract (English Translation) [incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.23	Form of Sales Agent Agreement (English Translation) [incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
10.24

Loan Agreement, dated November 30, 2009, between Weihai Economic & Technology Development Zone Longhai Properties Co., Ltd. and China Construction Bank, Weihai Branch (English Translation) [incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.25

Loan Agreement, dated November 21, 2008, between Caoxian Industrial Properties Co., Ltd. and China Construction Bank, Caoxian Branch (English Translation) [incorporated by reference to Exhibit 10.25 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.26

Loan Agreement, dated May 28, 2007, between Qingdao Xudong Real Estate Development Co., Ltd. and Industrial and Commercial Bank of China, Qingdao Chengyang Branch (English Translation) [incorporated by reference to Exhibit 10.26 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.27	Form of Employment Agreement (English Translation) [incorporated by reference to Exhibit 10.27 to the

Exhibit No.	Description
Company’s Current Report on Form 8-K filed on April 19, 2010]
10.28

Employment Agreement, dated June 28, 2007, between Qingdao Oumei Real Estate Development Co., Ltd. and Weiqing Zhang (English Translation) [incorporated by reference to Exhibit 10.28 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.29

Employment Agreement, dated July 23, 2007, between Qingdao Oumei Real Estate Development Co., Ltd. and Yang Chen (English Translation) [incorporated by reference to Exhibit 10.29 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.30

Employment Agreement, dated August 25, 2007, between Qingdao Oumei Real Estate Development Co., Ltd. and Zhongbo Zhou (English Translation) [incorporated by reference to Exhibit 10.30 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

10.31

Employment Agreement, dated August 20, 2007, between Qingdao Oumei Real Estate Development Co., Ltd. and Yalei Chen (English Translation) [incorporated by reference to Exhibit 10.31 to the Company’s Current Report on Form 8-K filed on April 19, 2010]

21	Subsidiaries of the Company [incorporated by reference to Exhibit 21 to the Company’s Current Report on Form 8-K filed on April 19, 2010]
99.1*	Form 10-Q Disclosure Information

*Filed herewith